UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	December 22, 2005

ARCHSTONE-SMITH TRUST

(Exact Name of Registrant as Specified in its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

1-16755	84-1592064

(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, CO	80112

(Address of Principal Executive Offices)	(Zip Code)
(303) 708-5959

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On December 22, 2005, Archstone-Smith Trust (“Archstone-Smith”) issued a press release announcing, among other things, that Ameriton, its wholly owned subsidiary, closed a disposition in the fourth quarter of 2005, and has five other operating communities under contract that are expected to close in the first quarter of 2006.
Item 9.01 Financial Statements and Exhibits.
(a)	not applicable

(b)	not applicable

(c)	Exhibits

Exhibit No.	Document Description

99.1	Press Release, dated December 22, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHSTONE-SMITH TRUST
Dated: December 22, 2005	By:	/s/ Thomas S. Reif
Thomas S. Reif
Group Vice President and Assistant General Counsel

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, dated December 22, 2005